Exhibit 99.1

Visa Inc. Posts Strong Fiscal Third Quarter 2010 Earnings Results

•	GAAP quarterly net income of $716 million or $0.97 per diluted class A common share

•	Revenue growth of 23% as payments volume, cross border volume and processed transactions continue to improve globally

•	Company completed the acquisition of CyberSource Corporation

SAN FRANCISCO, CA, July 28, 2010 – Visa Inc. (NYSE: V) today announced financial results for the Company’s fiscal third quarter 2010 ended June 30, 2010. GAAP net income for the quarter was $716 million, or $0.97 per diluted class A common share. The weighted average number of diluted class A common shares outstanding was 738 million.

GAAP net operating revenue in the fiscal third quarter of 2010 was $2.0 billion, an increase of 23% over the prior year and driven by strong contributions across all revenue categories, in particular data processing and international transaction revenues.

“Visa delivered a solid financial performance during our fiscal third quarter as we saw continued improvements in global cross border and payments volume growth,” said Joseph Saunders, Chairman and Chief Executive Officer of Visa Inc. “As we look to the remainder of our fiscal 2010 year, we remain focused on integrating our recent acquisition of CyberSource, maintaining strong financial performance and expense control discipline.”

“It goes without saying, the United States debit market will undergo changes following implementation of the Wall Street Reform and Consumer Protection Act next year,” added Saunders. “While it is too early to fully and accurately gauge the impact of the legislation, Visa has demonstrated an ability to manage our business through periods of change. The global shift from cash and checks to digital currency is a powerful force that continues unabated, providing tangible benefits to consumers, merchants, and governments worldwide. I continue to have strong confidence in our prospects for long-term growth driven by Visa’s highly resilient network business model, our continued investment in innovation and the expansion of our global reach.”

Fiscal Third Quarter 2010 Financial Highlights:

Payments volume growth, on a constant dollar basis for the three months ended March 31, 2010 on which fiscal third quarter service revenue is recognized, was a positive 13% over the prior year at $745 billion.

Payments volume growth, on a constant dollar basis, for the three months ended June 30, 2010, was a positive 14% over the prior year at $803 billion.

Cross border volume growth, on a constant dollar basis, was a positive 17% for the three months ended June 30, 2010.

Total processed transactions, which represent transactions processed by VisaNet, for the three months ended June 30, 2010 totaled 11.7 billion, were a positive 14% increase over the prior year.

For the fiscal third quarter 2010, service revenues were $873 million, an increase of 13% versus the prior year, and are recognized based on payments volume in the prior quarter. All other revenue categories are recognized based on current quarter activity. Data processing revenues rose 31% over the prior year to $792 million. International transaction revenues, which are driven by cross border payments volume, grew 25% over the prior year to $574 million. Other revenues, which include the Visa Europe licensing fee, were $183 million, up 15% over the prior year. Volume and support incentives, which are a contra revenue item, were $393 million, which represents 16% of gross revenues.

Total operating expenses on a GAAP basis were $892 million for the quarter, an 8% increase over the prior year.

Cash, cash equivalents, restricted cash, and available-for-sale investment securities were $7.4 billion at June 30, 2010.

Notable Events:

On May 28, 2010, the Company deposited $500 million (the “Loss Funds”) into the litigation escrow account previously established under the Company’s Retrospective Responsibility Plan. The deposit of the Loss Funds into the escrow account reduced the conversion rate applicable to the Company’s class B common stock from 0.5824 to 0.5550. On an as-converted basis, the deposit of Loss Funds had the effect of a repurchase of approximately 6.7 million shares of class A common stock from the Company’s class B shareholders.

On July 21, 2010, the Company completed its acquisition of CyberSource Corporation, a leading provider of electronic payment, risk management and payment security solutions to online merchants, at a price of $26.00 per common share, or total consideration of approximately $2.0 billion paid with cash on hand. With the addition of CyberSource, Visa will offer merchants and financial institutions eCommerce solutions that include enhanced online payment processing capabilities, payment routing, fraud protection services and secure data hosting.

On July 22, 2010, the Company announced that the 2011 annual meeting of stockholders will be held on January 27, 2011 (the “Annual Meeting”), with a record date of December 3, 2010. The Company’s stockholders at the close of business on the record date will be entitled to vote at the Annual Meeting.

In addition, the Company announced that its board of directors had unanimously voted to declassify the board and to submit a proposal at the Annual Meeting to amend the Company’s certificate of incorporation to eliminate the classification of the board of directors. The board of directors also unanimously voted to amend the Company’s certificate of incorporation, bylaws and corporate governance guidelines to adopt a majority vote standard for uncontested elections of directors and to submit a proposal to amend the Company’s certificate of incorporation to allow for the adoption of the majority vote standard. The changes to the bylaws and corporate governance guidelines are contingent on stockholder approval of the amendments to the certificate of incorporation.

Also, the Board of Directors declared a quarterly divided in the aggregate amount of $0.125 per share of class A common stock (determined in the case of class B and class C common stock on an as-converted basis) payable on September 1, 2010, to all holders of record of Visa’s class A, class B and class C common stock as of August 13, 2010.

Financial Outlook:

Visa Inc. updates its financial outlook for the following metrics for 2010:

•	GAAP tax rate: 37% to 38% range; and

•	Capital expenditures: moderately above $200 million.

Visa Inc. affirms its financial outlook for the following metrics through 2010:

•	Annual net revenue growth: high end of the 11% to 15% range;

•	Volume and support incentives as a percent of gross revenues: high end of the 16% to 17% range;

•	Advertising, marketing and promotion expenses: less than $1 billion;

•	Annual operating margin: mid to high 50% range;

•	Annual diluted class A common stock earnings per share: growth greater than 20%; and

•	Annual free cash flow: in excess of $2 billion.

Visa Inc. affirms its financial outlook for the following metrics through 2011:

•	Annual diluted class A common stock earnings per share: growth greater than 20%; and

•	Annual free cash flow: in excess of $2 billion.

Fiscal Third Quarter 2010 Earnings Results Conference Call Details:

Visa’s executive management team will host a live audio webcast beginning at 5:00 p.m. Eastern time (2:00 p.m. Pacific time) today to discuss the financial results and business highlights.

All interested parties are invited to listen to the live webcast at http://investor.visa.com. A replay of the webcast will be available on the Visa Investor Relations website for 30 days.

Investor information, including supplemental financial information, is available on Visa Inc.’s Investor Relations website at http://investor.visa.com.

About Visa Inc.

Visa Inc. operates the world’s largest retail electronic payments network providing processing services and payment product platforms. This includes consumer credit, debit, prepaid and commercial payments, which are offered under the Visa, Visa Electron, Interlink and PLUS brands. Visa enjoys unsurpassed acceptance around the world, and Visa/PLUS is one of the world’s largest global ATM networks, offering cash access in local currency in more than 170 countries. For more information, visit www.corporate.visa.com.

Forward Looking Statements:

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “outlook,” “continue,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to tax rate, capital expenditures, revenue, incentives, expenses, operating margin, earnings per share, free cash flow, and the growth rate in those items, as well as other measures of economic performance.

By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk Factors” in Part 1, Item 1A – “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Periodic Reports on Form 8-K, if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Contacts:

Investor Relations: Jack Carsky or Victoria Hyde-Dunn, 415-932-2213, ir@visa.com

Media Relations: Paul Cohen or Will Valentine, 415-932-2564, globalmedia@visa.com

Visa Inc.

Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2010	2009	2010	2009
	(in millions, except per share data)
Operating Revenues
Service revenues	$873	$769	$2,585	2,366
Data processing revenues	792	605	2,285	1,703
International transaction revenues	574	458	1,671	1,409
Other revenues	183	158	546	462
Volume and support incentives	(393)	(344)	(1,139)	(908)

Total operating revenues	2,029	1,646	5,948	5,032

Operating Expenses
Personnel	285	282	869	873
Network, EDP and communications	103	97	306	282
Advertising, marketing and promotion	277	229	731	635
Professional and consulting fees	77	62	178	182
Depreciation and amortization	63	57	187	165
Administrative and other	87	96	242	225
Litigation provision	—	1	(41)	1

Total operating expenses	892	824	2,472	2,363

Operating income	1,137	822	3,476	2,669

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	(3)	—	(5)	—
Interest expense	(13)	(30)	(57)	(90)
Investment income, net	1	504	29	557
Other	—	1	—	1

Total other (expense) income	(15)	475	(33)	468

Income before income taxes	1,122	1,297	3,443	3,137
Income tax expense	406	568	1,252	1,299

Net income including non-controlling interest	716	729	2,191	1,838
Loss attributable to non-controlling interest	—	—	1	1

Net income attributable to Visa Inc.	$716	$729	$2,192	$1,839

Basic earnings per share
Class A common stock	$0.97	$0.97	$2.97	$2.41

Class B common stock	$0.56	$0.61	$1.72	$1.58

Class C common stock	$0.97	$0.97	$2.97	$2.41

Basic weighted average shares outstanding
Class A common stock	494	448	478	447

Class B common stock	245	246	245	246

Class C common stock	99	152	117	152

Diluted earnings per share
Class A common stock	$0.97	$0.96	$2.96	$2.41

Class B common stock	$0.55	$0.61	$1.71	$1.58

Class C common stock	$0.97	$0.96	$2.96	$2.41

Diluted weighted average shares outstanding
Class A common stock	738	757	742	762

Class B common stock	245	246	245	246

Class C common stock	99	152	117	152

Visa Inc.

Consolidated Balance Sheets

(unaudited)

	June 30, 2010	September 30, 2009
	(in millions, except par value data)
Assets
Cash and cash equivalents	$5,205	$4,617
Restricted cash - litigation escrow	1,865	1,365
Investment securities
Trading	56	59
Available-for-sale	29	56
Settlement receivable	416	605
Accounts receivable	501	444
Customer collateral	869	812
Current portion of volume and support incentives	177	214
Current portion of deferred tax assets	448	703
Prepaid expenses and other current assets	284	366

Total current assets	9,850	9,241

Restricted cash - litigation escrow	140	350
Investment securities, available-for-sale	128	168
Volume and support incentives	110	102
Property, equipment and technology, net	1,185	1,204
Other assets	192	125
Intangible assets	10,883	10,883
Goodwill	10,208	10,208

Total assets	$32,696	$32,281

Liabilities
Accounts payable	$94	$156
Settlement payable	446	634
Customer collateral	869	812
Accrued compensation and benefits	289	396
Volume and support incentives	395	284
Accrued liabilities	707	754
Current portion of long-term debt	12	12
Current portion of accrued litigation	670	1,394

Total current liabilities	3,482	4,442

Long-term debt	35	44
Accrued litigation	132	323
Deferred tax liabilities	3,798	3,807
Other liabilities	569	472

Total liabilities	8,016	9,088

Equity
Preferred stock, $0.0001 par value, 25 shares authorized and none issued	$—	$—
Class A common stock, $0.0001 par value, 2,001,622 shares authorized, 496 and 470 shares issued and outstanding at June 30, 2010, and September 30, 2009, respectively	—	—
Class B common stock, $0.0001 par value, 622 shares authorized, 245 shares issued and outstanding at June 30, 2010, and September 30, 2009	—	—
Class C common stock, $0.0001 par value, 1,097 shares authorized, 98 and 131 shares issued and outstanding at June 30, 2010, and September 30, 2009, respectively	—	—
Additional paid-in capital	20,936	21,160
Class C treasury stock	—	(2)
Accumulated income	3,822	2,219
Accumulated other comprehensive loss, net
Investment securities, available-for-sale	4	10
Defined benefit pension and other postretirement plans	(71)	(136)
Derivative instruments	(13)	(58)
Foreign currency translation loss	(2)	(4)

Total accumulated other comprehensive loss, net	(82)	(188)

Total Visa Inc. stockholders’ equity	24,676	23,189
Non-controlling interest	4	4
Total equity	$24,680	$23,193

Total liabilities and equity	$32,696	$32,281

Visa Inc.

Consolidated Statements Of Cash Flows

(unaudited)

	Nine Months Ended June 30,
	2010	2009
	(in millions)
Operating Activities
Net income including non-controlling interest	$2,191	$1,838
Adjustments to reconcile net income including non-controlling interest to net cash provided by operating activities:
Gain on sale of other investments	—	(473)
Depreciation and amortization of property, equipment and technology	187	165
Share-based compensation	95	84
Tax benefit for share-based compensation	(13)	(6)
Restricted stock instruments settled in cash for taxes	(13)	(22)
Interest earned on litigation escrow, net of tax	—	(14)
Net recognized (gain) loss on investment securities, including other-than-temporary impairment	(17)	8
Asset impairment	3	7
Gain on disposal of property, equipment and technology	(1)	—
Amortization of volume and support incentives	1,139	908
Litigation provision and accretion	(18)	72
Equity in earnings of unconsolidated affiliates	5	—
Deferred income taxes	190	316
Change in operating assets and liabilities:
Trading securities	3	10
Accounts receivable	(57)	(77)
Settlement receivable	189	133
Volume and support incentives	(999)	(785)
Other assets	(27)	84
Accounts payable	(62)	(53)
Settlement payable	(188)	(116)
Accrued compensation and benefits	(107)	(124)
Accrued and other liabilities	195	438
Accrued litigation	(897)	(1,626)

Net cash provided by operating activities	1,798	767

Investing Activities

Investment securities, available-for-sale:
Purchases	(1)	—
Proceeds from sales and maturities	50	276
Distributions from money market investment	85	884
Purchases of / contributions to other investments	(3)	(1)
Proceeds from sale of other investments	1	—
Dividends/distributions from other investments	1	1
Proceeds from disposal of property, equipment and technology	1	—
Purchases of property, equipment and technology	(144)	(205)

Net cash (used in) provided by investing activities	(10)	955

Financing Activities
Tax benefit for share-based compensation	13	6
Cash proceeds from exercise of stock options	36	20
Funding of litigation escrow account - Retrospective Responsibility Plan	(500)	(1,100)
Payments from litigation escrow account - Retrospective Responsibility Plan	210	1,481
Payment for redemption of stock	—	(2,646)
Dividends paid	(278)	(240)
Principal payments on debt	(9)	(8)
Principal payments on capital lease obligations	(10)	(4)
Repurchase of class A common stock	(664)	—

Net cash used in financing activities	(1,202)	(2,491)

Effect of exchange rate changes on cash and cash equivalents	2	(10)

Increase (decrease) in cash and cash equivalents	588	(779)
Cash and cash equivalents at beginning of year	4,617	4,979

Cash and cash equivalents at end of period	$5,205	$4,200

Supplemental Disclosure of Cash Flow Information
Income taxes paid, net of refunds	$977	$528
Amounts included in accounts payable and accrued and other liabilities related to purchases of property, equipment and technology	$15	$25
Interest payments on debt	$3	$3
Assets acquired in joint venture with note payable and equity interest issued	$—	$22

Fiscal 2009 and 2010 Quarterly Results of Operations

US$ in millions

(unaudited)

	Fiscal 2009 Quarter Ended		Fiscal 2010 Quarter Ended
	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010

Operating Revenues
Service revenues	$769	$808	$827	$885	$873
Data processing revenues	605	727	765	728	792
International transaction revenues	458	507	552	545	574
Other revenues	158	163	190	173	183
Volume and support incentives	(344)	(326)	(374)	(372)	(393)

Total operating revenues	1,646	1,879	1,960	1,959	2,029

Operating Expenses
Personnel (1)	282	355	274	310	285
Network, EDP and communications	97	111	105	98	103
Advertising, marketing and promotion	229	283	216	238	277
Professional and consulting fees (1)	62	86	51	50	77
Depreciation and amortization	57	61	62	62	63
Administrative and other	96	113	78	77	87
Litigation provision	1	1	(43)	2	—

Total operating expenses	824	1,010	743	837	892

Operating income	822	869	1,217	1,122	1,137

Other Income (Expense)
Equity in earnings of unconsolidated affiliates	—	—	—	(2)	(3)
Interest expense	(30)	(25)	(16)	(28)	(13)
Investment income, net	504	18	5	23	1
Other	1	1	2	(2)	—

Total other income (expense)	475	(6)	(9)	(9)	(15)

Income before income taxes	1,297	863	1,208	1,113	1,122
Income tax expense	568	349	445	401	406

Net income including non-controlling interest	729	514	763	712	716
Loss attributable to non-controlling interest (2)	—	—	—	1	—

Net income attributable to Visa Inc.	$729	$514	$763	$713	$716

(1)

Certain reclassifications, not affecting net income attributable to Visa, have been made to fiscal 2009 quarterly information to conform to the current period presentation format, including the reclassification of contractor expense, which was previously reported in professional and consulting fees, to personnel.

(2)

The Company began to report non-controlling interest (previously referred to as minority interest) as a component of equity in the first quarter of fiscal 2010 and has updated all requisite financial statements, including the statement of operations, for all comparable periods presented as required under Accounting Standards Codification 810.

Operational Performance Data

The tables below provide information regarding the available operational results for the 3 months ended June 30, 2010, as well as the prior seven quarterly reporting periods and the 12 months ended June 30, 2010 and 2009, for cards carrying the Visa, Visa Electron and Interlink brands.

1. Branded Volume and Transactions

The tables present total volume, payments volume, and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

	For the 3 Months Ended June 30, 2010
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)
All Visa Credit & Debit
Asia Pacific	$308	18.7%	12.0%	$197	19.3%	12.0%	2,586	$111	17.8%	12.0%	576
Canada	55	21.8%	11.4%	50	22.1%	11.7%	432	5	18.7%	8.6%	9
CEMEA	155	26.0%	24.5%	25	26.6%	24.1%	395	130	25.8%	24.6%	853
LAC	185	23.3%	16.5%	62	26.3%	21.6%	1,524	123	21.8%	14.1%	847
US	566	12.1%	12.1%	469	13.7%	13.7%	9,523	97	4.9%	4.9%	852

Visa Inc.	1,269	17.2%	14.1%	803	16.8%	14.0%	14,460	466	17.9%	14.1%	3,136

Visa Credit Programs
US	$214	2.2%	2.2%	$204	5.9%	5.9%	2,349	$10	-39.4%	-39.4%	17
Rest of World	320	18.9%	12.0%	278	18.7%	11.7%	3,688	43	20.3%	13.7%	155

Visa Inc.	534	11.6%	7.8%	481	12.9%	9.2%	6,036	53	0.9%	-2.9%	172

Visa Debit Programs
US	$352	19.1%	19.1%	$265	20.5%	20.5%	7,174	$87	14.8%	14.8%	835
Rest of World	383	24.1%	19.1%	56	37.4%	30.8%	1,249	327	22.1%	17.3%	2,130

Visa Inc.	735	21.7%	19.1%	321	23.2%	22.2%	8,423	414	20.5%	16.7%	2,965

	For the 3 Months Ended March 31, 2010
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$296	29.5%	12.7%	$195	32.3%	13.8%	2,459	$102	24.5%	10.6%	553	452	537
Canada	47	30.4%	5.5%	43	34.2%	8.6%	387	4	-0.1%	-19.1%	9	24	31
CEMEA	140	29.8%	17.9%	23	31.3%	16.7%	357	118	29.5%	18.1%	771	196	199
LAC	175	36.1%	15.8%	58	38.1%	20.1%	1,437	117	35.1%	13.8%	819	343	372
US	518	10.7%	10.7%	427	12.7%	12.7%	8,573	91	2.1%	2.1%	754	509	686

Visa Inc.	1,176	21.4%	12.5%	745	20.8%	13.4%	13,213	431	22.5%	11.1%	2,905	1,524	1,825

Visa Credit Programs
US	$194	-0.8%	-0.8%	$182	3.4%	3.4%	2,121	$12	-39.6%	-39.6%	16	217	281
Rest of World	305	29.3%	10.9%	266	30.8%	12.2%	3,459	39	19.9%	2.9%	138	431	493

Visa Inc.	499	15.6%	6.0%	449	18.0%	8.4%	5,580	50	-2.2%	-11.4%	154	648	774

Visa Debit Programs
US	$324	19.0%	19.0%	$245	20.9%	20.9%	6,452	$79	13.5%	13.5%	738	292	405
Rest of World	353	33.1%	16.8%	51	49.9%	26.7%	1,181	302	30.7%	15.3%	2,013	584	646

Visa Inc.	677	26.0%	17.9%	296	25.1%	21.9%	7,633	381	26.7%	14.9%	2,751	876	1,051

Operational Performance Data

	For the 3 Months Ended December 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$318	30.6%	19.0%	$197	22.1%	10.1%	2,541	$121	47.4%	36.8%	570	442	531
Canada	51	18.9%	0.7%	47	22.4%	3.7%	430	4	-11.3%	-24.9%	9	24	31
CEMEA	146	7.5%	7.7%	23	16.2%	9.0%	353	124	6.1%	7.5%	794	192	196
LAC	191	33.0%	13.0%	64	37.5%	16.0%	1,516	127	30.9%	11.4%	873	331	359
US	530	5.0%	5.0%	438	7.3%	7.3%	8,754	92	-4.7%	-4.7%	759	511	691

Visa Inc.	1,237	15.4%	9.6%	769	14.0%	8.5%	13,595	468	17.9%	11.6%	3,004	1,500	1,808

Visa Credit Programs
US	$215	-6.9%	-6.9%	$201	-1.0%	-1.0%	2,373	$14	-49.8%	-49.8%	19	227	297
Rest of World	317	19.2%	6.4%	278	21.8%	8.2%	3,611	39	3.6%	-5.0%	141	425	488

Visa Inc.	531	7.1%	0.6%	478	11.0%	4.1%	5,983	53	-19.2%	-23.1%	160	653	784

Visa Debit Programs
US	$316	15.0%	15.0%	$238	15.4%	15.4%	6,381	$78	13.5%	13.5%	740	283	394
Rest of World	390	29.7%	19.8%	53	40.3%	21.7%	1,230	337	28.2%	19.5%	2,104	564	630

Visa Inc.	706	22.7%	17.6%	291	19.3%	16.5%	7,611	415	25.2%	18.4%	2,844	847	1,024

	For the 3 Months Ended September 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$281	12.5%	10.6%	$183	12.0%	8.8%	2,475	$98	13.4%	14.0%	534	433	521
Canada	48	-3.3%	-3.1%	44	-1.0%	-0.8%	412	4	-23.1%	-22.9%	9	24	31
CEMEA	134	-7.1%	4.3%	21	-1.8%	2.6%	320	113	-8.1%	4.6%	738	187	190
LAC	166	4.6%	11.4%	55	9.1%	14.7%	1,366	111	2.6%	9.8%	815	323	350
US	511	-2.7%	-2.7%	417	-1.0%	-1.0%	8,401	93	-9.9%	-9.9%	774	495	673

Visa Inc.	1,140	1.1%	3.0%	720	2.8%	2.6%	12,974	420	-1.6%	3.8%	2,871	1,461	1,765

Visa Credit Programs
US	$210	-14.2%	-14.2%	$195	-8.6%	-8.6%	2,299	$16	-51.6%	-51.6%	21	230	301
Rest of World	295	5.1%	4.9%	258	7.8%	6.5%	3,474	37	-10.1%	-4.7%	140	423	485

Visa Inc.	505	-3.9%	-4.0%	452	0.1%	-0.6%	5,773	53	-28.3%	-25.9%	161	652	786

Visa Debit Programs
US	$300	7.3%	7.3%	$223	6.8%	6.8%	6,101	$78	8.9%	8.9%	753	265	372
Rest of World	334	3.8%	11.3%	45	11.8%	16.5%	1,100	289	2.6%	10.5%	1,957	544	607

Visa Inc.	635	5.4%	9.4%	268	7.6%	8.3%	7,201	367	3.9%	10.2%	2,710	809	979

	For the 3 Months Ended June 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$259	3.7%	9.9%	$165	2.0%	8.1%	2,315	$94	6.9%	13.3%	540	424	512
Canada	45	-11.5%	-3.7%	41	-9.8%	-1.8%	396	4	-25.1%	-18.5%	9	23	31
CEMEA	123	-6.4%	9.9%	20	2.8%	12.6%	324	103	-8.0%	9.4%	736	179	184
LAC	150	-2.8%	15.4%	49	-0.4%	16.5%	1,302	101	-3.9%	14.9%	798	317	344
US	505	-3.9%	-3.9%	412	-2.5%	-2.5%	8,288	93	-9.7%	-9.7%	764	482	661

Visa Inc.	1,083	-2.7%	3.2%	687	-1.7%	1.6%	12,625	396	-4.5%	6.1%	2,847	1,426	1,732

Visa Credit Programs
US	$209	-15.0%	-15.0%	$192	-9.6%	-9.6%	2,282	$17	-49.2%	-49.2%	21	233	309
Rest of World	269	-3.1%	4.8%	234	-1.5%	5.9%	3,283	35	-12.1%	-1.7%	137	418	482

Visa Inc.	479	-8.7%	-4.6%	426	-5.3%	-1.5%	5,566	52	-29.0%	-24.0%	159	651	791

Visa Debit Programs
US	$296	5.8%	5.8%	$220	4.6%	4.6%	6,006	$76	9.4%	9.4%	743	249	352
Rest of World	308	-0.3%	15.1%	41	7.2%	22.9%	1,054	267	-1.3%	14.0%	1,946	526	589

Visa Inc.	604	2.6%	10.4%	261	5.0%	7.2%	7,060	343	0.9%	13.0%	2,689	775	941

Operational Performance Data

	For the 3 Months Ended March 31, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$229	-6.5%	10.2%	$147	-7.8%	9.3%	2,176	$82	-4.2%	12.1%	545	420	505
Canada	36	-23.3%	-0.8%	32	-22.2%	0.5%	347	4	-30.6%	-10.3%	9	23	31
CEMEA	108	-4.8%	20.0%	17	-0.4%	20.3%	294	91	-5.6%	19.9%	666	178	182
LAC	128	-10.3%	16.3%	42	-9.3%	15.8%	1,283	86	-10.7%	16.5%	775	313	341
US	468	-4.2%	-4.2%	379	-2.5%	-2.5%	7,511	89	-11.0%	-11.0%	700	482	665

Visa Inc.	969	-6.5%	4.4%	617	-5.5%	2.3%	11,611	352	-8.4%	8.2%	2,695	1,417	1,723

Visa Credit Programs
US	$196	-15.5%	-15.5%	$176	-9.7%	-9.7%	2,085	$19	-47.0%	-47.0%	22	240	318
Rest of World	236	-11.9%	6.8%	204	-11.0%	7.4%	3,105	32	-17.7%	2.8%	131	418	480

Visa Inc.	431	-13.6%	-3.8%	380	-10.4%	-0.6%	5,189	51	-31.7%	-21.9%	153	658	797

Visa Debit Programs
US	$272	5.8%	5.8%	$202	4.7%	4.7%	5,427	$70	9.2%	9.2%	678	242	347
Rest of World	265	-5.4%	18.7%	34	-2.5%	25.2%	996	231	-5.8%	17.7%	1,864	517	578

Visa Inc.	537	0.0%	12.2%	237	3.6%	7.7%	6,422	301	-2.7%	15.8%	2,542	759	925

	For the 3 Months Ended December 31, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$243	1.1%	11.5%	$161	2.1%	12.6%	2,227	$82	-0.9%	9.4%	533	414	501
Canada	43	-16.3%	2.1%	38	-15.4%	3.2%	395	4	-23.5%	-6.6%	9	23	30
CEMEA	136	18.5%	34.2%	20	11.9%	30.1%	306	117	19.7%	35.0%	708	174	179
LAC	144	-1.2%	22.0%	47	-0.4%	22.0%	1,344	97	-1.6%	22.0%	848	312	340
US	505	-1.9%	-1.9%	409	-1.0%	-1.0%	7,831	96	-5.3%	-5.3%	711	487	668

Visa Inc.	1,071	0.4%	8.1%	675	-0.9%	4.7%	12,103	397	2.6%	14.2%	2,809	1,409	1,718

Visa Credit Programs
US	$231	-9.0%	-9.0%	$203	-6.9%	-6.9%	2,380	$28	-21.7%	-21.7%	28	258	335
Rest of World	266	-2.3%	11.2%	228	-1.6%	11.5%	3,228	37	-5.9%	9.4%	148	415	478

Visa Inc.	496	-5.5%	1.4%	431	-4.2%	2.5%	5,608	65	-13.4%	-5.8%	176	673	813

Visa Debit Programs
US	$275	5.0%	5.0%	$206	5.6%	5.6%	5,451	$69	3.4%	3.4%	683	229	333
Rest of World	301	7.1%	24.4%	38	5.9%	28.6%	1,043	263	7.3%	23.7%	1,949	507	572

Visa Inc.	575	6.1%	14.7%	244	5.6%	9.0%	6,495	331	6.5%	19.2%	2,633	737	905

	For the 3 Months Ended September 30, 2008
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$250	16.4%	19.9%	$163	16.3%	19.8%	2,144	$87	16.6%	20.0%	525	400	480
Canada	50	5.5%	9.1%	44	6.9%	10.6%	395	5	-4.9%	-1.6%	9	24	32
CEMEA	144	43.4%	42.5%	21	38.6%	40.6%	280	123	44.3%	42.9%	671	169	176
LAC	159	31.3%	27.0%	51	32.9%	28.7%	1,237	108	30.5%	26.2%	798	301	334
US	525	7.3%	7.3%	421	8.6%	8.6%	7,688	104	2.4%	2.4%	745	474	651

Visa Inc.	1,128	16.0%	15.9%	701	12.5%	13.2%	11,744	427	22.2%	21.0%	2,748	1,368	1,673

Visa Credit Programs
US	$245	2.0%	2.0%	$213	3.5%	3.5%	2,367	$32	-7.0%	-7.0%	30	263	336
Rest of World	280	15.6%	17.9%	239	16.1%	18.7%	3,115	41	12.9%	13.6%	153	410	473

Visa Inc.	526	8.9%	9.9%	452	9.8%	11.1%	5,482	74	3.2%	3.3%	183	672	809

Visa Debit Programs
US	$280	12.4%	12.4%	$208	14.3%	14.3%	5,321	$71	7.3%	7.3%	714	211	314
Rest of World	322	33.8%	32.5%	41	37.5%	37.6%	941	282	33.3%	31.7%	1,851	484	549

Visa Inc.	602	23.0%	22.0%	249	17.5%	17.5%	6,262	353	27.1%	25.6%	2,565	695	863

Operational Performance Data

	For the 12 Months Ended June 30, 2010
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)
All Visa Credit & Debit
Asia Pacific	$1,203	22.6%	13.6%	$771	21.1%	11.2%	10,063	$432	25.4%	18.1%	2,233
Canada	201	15.6%	3.5%	183	18.0%	5.7%	1,661	17	-5.1%	-15.1%	35
CEMEA	576	12.5%	13.4%	91	17.2%	12.9%	1,425	484	11.7%	13.4%	3,156
LAC	717	23.4%	14.2%	240	27.1%	18.1%	5,843	478	21.7%	12.3%	3,354
US	2,125	6.1%	6.1%	1,752	8.0%	8.0%	35,250	373	-2.2%	-2.2%	3,139

Visa Inc.	4,822	13.4%	9.8%	3,037	13.3%	9.6%	54,241	1,785	13.6%	10.2%	11,917

Visa Credit Programs
US	$833	-5.4%	-5.4%	$781	-0.4%	-0.4%	9,142	$51	-46.5%	-46.5%	73
Rest of World	1,237	17.6%	8.5%	1,080	19.3%	9.6%	14,231	157	7.3%	1.5%	573

Visa Inc.	2,069	7.1%	2.4%	1,861	10.2%	5.2%	23,372	208	-14.0%	-16.9%	646

Visa Debit Programs
US	$1,292	15.1%	15.1%	$971	16.0%	16.0%	26,108	$322	12.7%	12.7%	3,066
Rest of World	1,460	22.1%	16.8%	206	34.1%	24.1%	4,760	1,254	20.3%	15.7%	8,204

Visa Inc.	2,753	18.7%	16.0%	1,176	18.8%	17.3%	30,869	1,576	18.7%	15.1%	11,270

	For the 12 Months Ended June 30, 2009
	Total Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Payments Transactions (millions)	Cash Volume ($ billions)	Growth (Nominal USD)	Growth (Constant USD)	Cash Transactions (millions)	Accounts (millions)	Cards (millions)
All Visa Credit & Debit
Asia Pacific	$981	3.3%	12.6%	$636	2.7%	12.2%	8,862	$345	4.3%	13.5%	2,143	424	512
Canada	173	-11.5%	1.5%	155	-10.2%	3.0%	1,532	18	-21.1%	-9.4%	36	23	31
CEMEA	511	11.1%	25.8%	78	12.3%	25.2%	1,204	434	10.9%	25.9%	2,781	179	184
LAC	581	3.0%	20.0%	189	4.3%	20.5%	5,166	393	2.4%	19.7%	3,220	317	344
US	2,003	-0.8%	-0.8%	1,622	0.5%	0.5%	31,319	382	-5.9%	-5.9%	2,920	482	661

Visa Inc.	4,251	1.5%	7.7%	2,680	0.9%	5.3%	48,084	1,571	2.4%	12.1%	11,099	1,426	1,732

Visa Credit Programs
US	$881	-9.3%	-9.3%	$785	-5.7%	-5.7%	9,114	$96	-31.2%	-31.2%	101	233	309
Rest of World	1,051	-0.8%	10.0%	905	0.1%	10.6%	12,731	146	-6.1%	5.8%	570	418	482

Visa Inc.	1,932	-4.9%	0.6%	1,690	-2.7%	2.8%	21,845	242	-17.9%	-12.2%	671	651	791

Visa Debit Programs
US	$1,122	7.2%	7.2%	$837	7.1%	7.1%	22,204	$286	7.3%	7.3%	2,819	249	352
Rest of World	1,196	7.7%	22.2%	153	10.9%	28.2%	4,034	1,043	7.2%	21.4%	7,609	526	589

Visa Inc.	2,319	7.5%	14.6%	990	7.7%	10.1%	26,238	1,328	7.3%	18.1%	10,428	775	941

Operational Performance Data

Footnote

The preceding tables present regional total volume, payments volume and cash volume, and the number of payments transactions, cash transactions, accounts and cards for cards carrying the Visa, Visa Electron and Interlink brands. Card counts include PLUS proprietary cards. Nominal and constant dollar growth rates over prior years are provided for volume-based data.

Payments volume represents the aggregate dollar amount of purchases made with cards carrying the Visa, Visa Electron and Interlink brands for the relevant period; and cash volume represents the aggregate dollar amount of cash disbursements obtained with these cards for the relevant period and includes the impact of balance transfers and convenience checks; but excludes proprietary PLUS volume. Total volume represents payments volume plus cash volume.

Visa payment products are comprised of credit and debit programs, and data relating to each program is included in the tables. Debit programs include Visa’s signature based and Interlink (PIN) debit programs.

The data presented is reported quarterly by Visa’s members on their operating certificates and is subject to verification by Visa. On occasion, members may update previously submitted information.

Visa’s CEMEA region is comprised of countries in Central Europe, the Middle East and Africa. For the 3 months ended September, 2009, Pakistan and Afghanistan were moved from the AP to CEMEA region. Several European Union countries in Central Europe, Israel and Turkey are not included in CEMEA. LAC is comprised of countries in Central and South America and the Caribbean. Rest of World includes Asia Pacific, Canada, CEMEA and LAC.

Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which Visa Inc. volumes are reported (“Nominal USD”). These exchange rates are calculated on a quarterly basis using the established exchange rate for each quarter. To eliminate the impact of foreign currency fluctuations against the U.S. dollar in measuring performance, Visa Inc. also reports year-over-year growth in total volume, payments volume and cash volume on the basis of local currency information (“Constant USD”). This presentation represents Visa’s historical methodology which may be subject to review and refinement.

Operational Performance Data

2. Cross Border Volume

The table below represents cross border volume growth for cards carrying the Visa, Visa Electron, Interlink and PLUS brands. Cross border volume refers to payments and cash volume where the issuing country is different from the merchant country.

Period	Growth (Nominal USD)	Growth (Constant USD)
3 Months Ended
Jun 30, 2010	20%	17%
Mar 31, 2010	19%	12%
Dec 31, 2009	8%	2%
Sep 30, 2009	(9%)	(5%)
Jun 30, 2009	(15%)	(8%)
Mar 31, 2009	(15%)	(6%)
Dec 31, 2008	(6%)	0%
Sep 30, 2008	14%	12%

12 Months Ended
Jun 30, 2010	8%	6%
Jun 30, 2009	(6%)	0%

3. Processed Transactions

The table below represents transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa’s networks.

Period	Processed Transactions (millions)	Growth
3 Months Ended
Jun 30, 2010	11,721	14%
Mar 31, 2010	10,648	14%
Dec 31, 2009	10,924	12%
Sep 30, 2009	10,463	9%
Jun 30, 2009	10,266	8%
Mar 31, 2009	9,360	6%
Dec 31, 2008	9,797	8%
Sep 30, 2008	9,590	11%

12 Months Ended
Jun 30, 2010	43,755	12%
Jun 30, 2009	39,012	8%